Exhibit 99.2

 Financial Results1Q 2023

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the impacts of rising interest rates and inflation on the Corporation, including a decrease in demand for new loan originations and refinancings, increased competition for borrowers, attrition in deposits and an increase in non-interest expenses; the long-term effects of the COVID-19 pandemic and their impact on the Corporation’s business, operations and financial condition; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors, as well as the implementation of strategic growth opportunities and ability to continue to invest in capital projects; uncertainty as to the ultimate outcome of the debt restructuring plan of Puerto Rico and 2022 Fiscal Plan for Puerto Rico as certified by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impacts of future economic or political developments in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; the effect of changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 17-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  1Q 2023 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  1Q 2023 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 First Quarter 2023Performance Highlights  Profitability  Net income of $70.7 million ($0.39 per diluted share), compared to $73.2 million ($0.40 per diluted share) in 4Q 2022  Return on average assets (“ROAA”) remains strong at 1.55%  On a non-GAAP basis, pre-tax, pre-provision income of $118.1 million, compared to $122.2 million in 4Q 2022  Net interest income of $200.9 million, compared to $205.6 million in 4Q 2022; margin decreased by 3 bps to 4.34%  Provision for credit losses of $15.5 million, relatively flat compared to $15.7 million registered in 4Q 2022  Non-performing assets ("NPA”) decreased to $129.0 million, slightly below $129.2 million registered in 4Q 2022; NPAs stand at 0.68% of total assets  The ratio of the ACL for loans and finance leases to total loans held for investment was 2.29% as of 1Q 2023 compared to 2.25% as of 4Q 2022  Asset Quality  Total unused available liquidity of approximately $5.5 billion or 1.14x of uninsured deposits as of 1Q 2023  Basic liquidity ratio (which includes cash, free high-quality liquid securities, and available secured lines of credit with the Federal Home Loan Bank) was approximately 21.4% of total assets  Deployed capital to repurchase $50 million in shares of common stock during 1Q 2023 and increased common stock dividend by 17% to $0.14 per share  Temporary pause to share buybacks during 2Q 2023 given recent market events; expect to resume buybacks during second half of 2023  Strong capital position with a Common Equity Tier-1 ratio of 16.3% in 1Q 2023  Liquidity and Capital

FIRST QUARTER 2023
BALANCE SHEET METRICS - LOAN PORTFOLIO

1First BanCorp

## Loan Portfolio - $MM


Loans HFS
Commercial (Ex. PPP)
PPP
Consumer
Construction
Residential
$11,126
$28
$5,028
$90
$2,976
$112
$2,892
1Q 2022
$11,229
$23
$5,084
$49
$3,107
$115
$2,851
2Q 2022
$11,311
$12
$5,106
$18
$3,220
$124
$2,831
3Q 2022
$11,565
$12
$5,238
$7
$3,327
$133
$2,847
4Q 2022
$11,593
$15
$5,211
$5
$3,407
$144
$2,811
1Q 2023

## Commercial Loan Portfolio Distribution - $MM


$5,211
CRE
$2,354 (45%)
C&I (Ex. PPP)
$2,857 (55%)
1Q 2023
C&I
PR Office CRE
US Office CRE
Other CRE
$2,857 (87%)
$379 (12%)
$38 (1%)
$1,937 (59%)
Exposure at Repricing / Maturity Date
2023-2024
$90
> 2025
$289
(PR - WA. LTV: 66%)
2023-2024
$17
> 2025
$21
(US - WA. LTV: 52%)

## Loan Originations - $MM(1)


Consumer
Credit Cards
Residential
Construction
Commercial
$1,187
$317
$110
$123
$20
$618
1Q 2022
$1,484
$357
$126
$127
$47
$828
2Q 2022
$1,245
$335
$124
$104
$22
$660
3Q 2022
$1,441
$328
$129
$116
$24
$845
4Q 2022
$1,193
$317
$118
$77
$36
$645
1Q 2023

(1) Loan Originations include refinancing and renewals, as well as credit card utilization activity

## Loan Portfolio Highlights

- Total loan portfolio grew by $28.0 million to $11.6 billion driven by a $79.5 million increase in consumer loans, offset by a reduction of $18.6 million in commercial loans and $32.9 million in residential mortgage loans
- Total loan portfolio grew by $141.5 million in Puerto Rico, up 1.6% linked quarter, offset by a $108.6 million reduction in Florida, and a $4.8 million reduction in the Virgin Islands
- Loan originations (other than credit card utilization activity) amounted to $1.1 billion, in line with 1Q 2022 originations and $237.8 million below 4Q 2022 partially due to normal seasonal trends
- Well diversified commercial loan portfolio across multiple industries with manageable exposure to "Office" commercial real estate in the US and minimal refinancing risk over the next two (2) years

| 5

# First Quarter 2023
## Balance Sheet Metrics - Deposits and Liquidity

1First BanCorp

### Total Deposits (excluding Brokered CDs) - $MM



$17,250
$17,066
$16,524
$16,038
$15,799
Public Funds
CDs & IRAs
Commercial
Retail
$2,776
$2,007
$6,018
$6,449
$2,952
$1,842
$5,906
$6,366
$2,941
$1,827
$5,737
$6,019
$2,770
$1,962
$5,456
$5,850
$2,673
$2,238
$5,229
$5,659
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023

### Composition of Deposit Portfolio vs. Unused Liquidity - $MM[2]



Cash & Equivalents
Free Liquid Securities
FHLB Availability
Fed Window
$15,799
NIB
$6,024
(38%)
IB
$9,775
(62%)
1Q 2023
Insured
Uninsured
Public Funds
$8,365
(53%)
$4,761
(30%)
$2,673
(17%)
$4,761
$5,428
$824
$2,363
$883
$1,359
Uninsured Deposits
Unused Liquidity

### Deposit Portfolio Highlights

- Core deposits[1], excluding brokered CDs and government deposits, decreased by $142.7 million to $13.1 billion, mainly reflecting a:
  - $139.4 million reduction in the Florida region,
  - $14.6 million reduction in the Virgin Islands,
  - Partially offset by an increase of $11.3 million in the Puerto Rico region
- Government deposits, which are fully collateralized, amounted to $2.7 billion in 1Q 2023, a $95.9 million reduction when compared to 4Q 2022

### Liquidity Highlights

- Strength of deposit franchise evidenced by composition of deposit base:
  - Approximately 70% of deposit portfolio insured (including fully collateralized public funds)
  - Attractive mix of commercial and retail accounts; average deposit balance per account of $25.5K
  - Strong non-interest-bearing (NIB) ratio of 38% as of end of quarter
- Unused liquidity of approximately $5.5 billion or 114% of uninsured deposits as of 1Q 2023

*(1) Core Deposits exclude brokered CDs and government deposits*
*(2) Uninsured deposits exclude public funds which are fully collateralized*

| 6

 Investment Merits and Franchise Highlights  Uncertain global macro mitigated by strong tailwinds in Puerto Rico  Steady improvement in labor market dynamics  Economic Activity Index continues to show a recovery trend since Hurricane Fiona (Sep. 2022)  Over $600 million in disaster relief funds have been disbursed in 2023 (83% above the same period in 2022)  1Q20  2Q20  3Q20  3Q21  1Q22  2Q22  3Q22  4Q22  1Q23*  YoY Change  2017  2018  2019  2020  2021  2022  2023  750  800  850  900  950  COVID-19  Hurricane María  Total Nonfarm Payroll Employment(1)  PR Economic Activity Index (EAI)(1)  Disaster Relief Funds Disbursed Per Year(1)(2)  (1) Sources: U.S. Bureau of Labor Statistics; Puerto Rico Economic Development Bank (EDB); Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data   (2) Data presented for February 2023 (YTD) includes $120.7 million related to Hurricane Fiona  Well-diversified and granular deposit franchise   Strong earnings generation capacity and strong expense management culture with lowest efficiency ratio among peers  Selected to S&P Global Market Intelligence’s 2022 Top 50 Public Banks  Robust capital position allowing for the repurchase of $50 million in shares of common stock during 1Q 2023 and an increased common stock dividend  Over 55% customer penetration across all digital platforms  Reached over 400K registered users in Retail Digital Banking application, up 3.5% during the quarter and 15.2% year-over year  Continue to capture over 40% of all deposit transactions through digital and self-service channels  Continued investment in digital capabilities and strengthening of overall IT infrastructure   Finalized branch rationalization plan during the quarter with one additional branch consolidation  *1Q23 data is based on preliminary results for January and February (average)  Feb-21 YTD  Feb-22 YTD  Feb-23 YTD  $221  $336  $614  $396(64%)  $159(26%)  $58(10%)  FEMA  HUD (CDBG)  Other  # in thousands  $ in millions  Franchise Highlights

 Results of Operations

 First Quarter 2023 HighlightsDiscussion of Results  Income Statement  Selected Financial Data

 First Quarter 2023 Highlights Profitability Dynamics  Net Interest Income ($MM)  Non-Interest Income ($MM)  3.81%  1Q22  4.00%  2Q22  4.31%  3Q22  4.37%  4Q22  4.34%  1Q23  Net Interest Income ($)  Net Interest Margin (GAAP %)  1Q22  2Q22  3Q22  $2.6  4Q22  $2.8  1Q23  $32.9  $30.9  $29.7  $29.6  $32.5  Other  Mortgage Banking  Service Charges on Deposits  Net interest income of $200.9 million, a decrease of $4.7 million during the quarter including a reduction of $2.5 million associated to the effect of two fewer days  $8.8 million increase in interest expense on interest-bearing deposits  $4.7 million increase in interest expense on FHLB advances associated with increased borrowings during the quarter  Partially offset by a $4.8 million increase in interest income on commercial loans repricing of variable-rate loans and new loan originations, and a $2.1 million increase in interest income on consumer loans due to higher balances  Net interest margin contracted slightly by 3 bps to 4.34% resulting from increase of 38 bps increase in the average cost of interest-bearing deposits, and increase in borrowings, partially offset by commercial loan repricing and higher yielding loans  Key Highlights  Key Highlights  Non-interest income of $32.5 million, a $2.9 million increase vs. 4Q 2022 related to:  $2.0 million increase in insurance commission income related to seasonal contingent commissions recorded in the first quarter of 2023 based on prior year’s production of insurance policies  $0.4 million increase in service charges on deposits due to a 4Q 2022 adjustment to reverse previously recognized fees on non-sufficient funds as part of changes in the fees structure  $0.3 million increase in card and processing income mainly related to merchant-related referral fees received during 1Q 2023  A net increase of $0.2 million in mortgage banking revenues due to a decrease in mark-to-market losses associated with TBA MBS forward contracts

 First Quarter 2023 HighlightsProfitability Dynamics  -5  0  60  65  70  75  80  85  90  95  100  105  110  115  120  $0.2  $56.9  1Q22  $61.8  4Q22  -$1.1  $60.0  1Q23  $106.7  $108.3  $115.2  $112.9  $115.3  -$0.4  2Q22  $0.2  $57.4  $62.1  3Q22  -$1.1  Credit Related  Payroll Related  Other Operating Expenses  Non-Interest Expenses ($MM)  1Q 2022  2Q 2022  3Q 2022  4Q 2022  1Q 2023  Efficiency Ratio (%)  Non-interest expenses of $115.3 million, an increase of $2.4 million vs. 4Q 2022 reflecting among other things:   $4.2 million increase in payroll related expenses driven by seasonal increase in payroll taxes, bonuses, and stock-based compensation expense  $0.6 million increase in FDIC deposit insurance cost, driven by the 2 basis points increase on the initial base deposit insurance assessment rate that came into effect on 1Q 2023  Partially offset by a $1.6 million decrease in business promotion expenses, a $1.1 million decrease in credit and debit card processing expenses, mainly as a result of incentives received during the 1Q 2023, and a $0.7 million decrease in professional service fees  Key Highlights  Key Highlights  Efficiency ratio increased during the quarter to 49.4% from 48.0% in 4Q 2022  We expect our efficiency ratio to gradually increase during the year as we continue with the execution of our technology and facilities capital projects, conduct our normal annual compensation adjustments, and register a normalization of OREO disposition trends; not exceeding our operating target of 52%

# FIRST QUARTER 2023 HIGHLIGHTS
ASSET QUALITY

**Non-Performing Assets - $MM**



Repossessed Assets and Other
Loans HFI
NPAs/Assets
$156
$147
$143
$129
$129
$49
$48
$46
$39
$40
0.79%
0.76%
0.78%
0.69%
0.68%
$107
$99
$98
$90
$89
1Q22
2Q22
3Q22
4Q22
1Q23
Repossessed Assets and Other
Residential
Commercial
Consumer
Construction
$156
$147
$143
$129
$129
$49
$48
$46
$39
$40
$11
$10
$13
$15
$16
$49
$45
$43
$43
$36
$3
$2
$2
$2
$2
$45
$42
$39
$30
$35
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023

**Total non-performing assets decreased by $0.2 million to $129 million as of 1Q 2023 or 0.68% of total assets**

- Decrease in non-performing assets (NPAs) primarily driven by a $6.3 million decrease in nonaccrual residential mortgage loans, mainly related to $3.9 million of loans restored to accrual status, $2.7 million of loans transferred to OREO, and $1.6 million of collections, partially offset by inflows of $2.1 million
- Partially offset by a $4.4 million increase in nonaccrual commercial and construction loans, mainly related to the inflow of a $7.1 million commercial and industrial loan participation in the Florida region in the power generation industry, partially offset by $2.3 million of collections, including the payoff of a $1.0 million commercial and industrial loan in the Puerto Rico region; a $1.2 million increase in OREO balances; and a $1.1 million increase in nonaccrual consumer loans mainly auto loans and finance leases
- Inflows to nonaccrual loans held for investment were $29.7 million in 1Q 2023, an increase of $5.6 million when compared to inflows of $24.1 million in 4Q 2022

| 12

First Quarter 2023 Highlights
ACL Levels and Capital Position

1First BanCorp

## Evolution of ACL ($ in Millions) and ACL on Loans to Total Loans (%)


$155
$0
$0
$155
1.7%
2019
$248
$4
$8
$236
2.6%
Day-1 CECL
$260
$13
$1
$245
2.2%
1Q 22
$264
$10
$2
$252
2.3%
2Q 22
$271
$9
$4
$258
2.3%
3Q 22
$273
$9
$4
$260
2.3%
4Q 22
$278
$8
$4
$266
2.3%
1Q 23
Off-BS Credit Exposure
Loans
Debt Securities
ACL on Loans/Loans

## Capital Ratios (%)


20.2
17.5
10.4
17.5
8.6
1Q 2022
19.7
17.0
10.2
17.0
7.7
2Q 2022
19.4
16.7
10.4
16.7
6.6
3Q 2022
19.2
16.5
10.7
16.5
6.8
4Q 2022
19.0
16.3
10.6
16.3
7.1
1Q 2023
Total Risk-Based Capital
Leverage
Tangible Common
Tier-1 Capital
Tier-1 Common

### Key Highlights

- The allowance for credit losses (ACL) on loans and leases increased by $5.1 million during 1Q 2023 to $265.6 million
- The ratio of the ACL for loans and finance leases to total loans held for investment was 2.29% as of 1Q 2023, compared to 2.25% as of 4Q 2022

### Key Highlights

- Total stockholders' equity increased by $80.1 million to $1.4 billion as of 1Q 2023 driven by the $87.2 million increase in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and the earnings generated during 1Q 2023
  - Partially offset by the repurchase of 3.6 million shares of common stock for a total purchase price of $50 million, the payment of $25.4 million in quarterly dividends declared to common stockholders, and the $1.3 million decrease related to the adoption of ASU-2022-02

| 13

Exhibits

 First Quarter 2023 HighlightsPuerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 1Q 2022, the Corporation had $340.0 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $338.9 million as of 4Q 2022  87% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 1Q 2023, the Corporation had $2.2 billion of public sector deposits in Puerto Rico, compared to $2.3 billion as of 4Q 2022  Approximately 25% were from municipalities and municipal agencies in Puerto Rico and 75% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 First Quarter 2023 HighlightsNPL Migration

 First Quarter 2023 HighlightsUse of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 First Quarter 2023 HighlightsUse of Non-GAAP Financial Measures  Non-GAAP Disclosures  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income  Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before the provision for credit losses expense (benefit), as well as certain items that management believes are not reflective of core operating performance.

 Financial Results1Q 2023